Exhibit 10.22

EXTENSION AGREEMENT

This Extension Agreement (this “Agreement”), dated as of June 27, 2012, is entered into by and among Location Based Technologies, Inc., a Nevada corporation (“Company”) and Robert Ribciuc (“Holder”).

RECITALS:

WHEREAS, the Holder has loaned Twenty Five Thousand Dollars ($25,000) to the Company as evidenced by a Promissory Note Agreement dated June 28, 2011 with an original maturity date of June 27, 2012 (“Note”) and by an Extension Agreement dated June 27, 2012 thereby extending the maturity date to December 27, 2012; and

WHEREAS, the Company and Holder agree to further extend the maturity date of the Note in accordance with the terms hereof.

AGREEMENT:

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Extension of Maturity Date. The Maturity Date under the Note is hereby extended for an additional six months until December 27, 2012.

2.          Interest.  The unpaid principal balance shall continue to accrue interest at a rate of 10% per annum.

4.          Full Force and Effect.  Except as otherwise expressly provided herein, the Note shall remain in full force and effect.  Except for any waivers and modifications contained herein, this Agreement shall not in any way waive or prejudice any of the rights or obligations of the Holder or the Company under the Note, under any law, in equity or otherwise, and such waivers and modifications shall not constitute a waiver or modification of any other provision of the Note nor a waiver or modification of any subsequent default or breach of any obligation of the Company or of any subsequent right of the Holder.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of June 27, 2012.

The “Company”
LOCATION BASED TECHNOLOGIES, INC.

David M. Morse CEO & Co-President

The “Holder”

Robert Ribciuc